UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS Funds
(Exact name of registrant as specified in charter)

1939 Friendship Drive.
Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St.,
Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: March 31

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e -1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

ROCKY PEAK SMALL CAP VALUE FUND

SEMI-ANNUAL REPORT
September 30, 2012

October 25, 2012

Dear Fellow Shareholders and Friends:

The net asset value ("NAV") of the Rocky Peak Small Cap Value Fund (the "Fund") as of September 30, 2012, was $9.95. Since inception on April 2, 2012 to September 30, 2012 the total return for the Fund was -0.50% . Over the same period of time the total return for the Russell 2000 Value Index was 2.49% . The total return for the Fund for the quarter ended September 30, 2012 was 2.58% . Over the same period of time the total return for the Russell 2000 Value Index was 5.67% .

Total Returns as of September 30, 2012

	Total Return	Quarter ended
	Since Inception	9/30/2012
Rocky Peak Small Cap Value Fund(A)	-0.50%	2.58%
Russell 2000 Value Index(B)	2.49%	5.67%
S&P 500 Index(C)	3.42%	6.35%

(A)Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Rocky Peak Small Cap Value Fund commenced operations on April 2, 2012.

(B)The Russell 2000 Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

(C)The S&P 500 Index is a broad, market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, reinvestment of any dividends, and capital gains distributions, but not the effect of taxes. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of US stocks. These indices do not incur expenses similar to those you will incur with an investment in the Fund and are not available for investment. You may obtain performance data current to the most recent month-end by calling 1-888-505-0865. The fund's expense ratio is 1.50% .

Performance Review

During the period ended September 30, 2012, the Fund benefited from some significant winners in the portfolio as described later in the letter. The stock prices had risen to values well exceeding our calculation of intrinsic value in some cases and the stocks were sold out of the portfolio or the position size was trimmed. The careful reallocation of this cash into new ideas occurred during a period of rising small cap stock prices and therefore affected relative performance. Temporarily holding cash during rising markets certainly meets the objective of preserving capital but does not often meet the goals of short-term investors, or those more prone to benchmark investing. However, as disciplined investors, it is important to know that our investment philosophy will not allow us to invest in new ideas unless the valuation is attractive to us and the business story is a sound one that allows for the growth we are seeking - in other words, a fat pitch is still necessary for inclusion in the portfolio. As this is a relatively new Fund and still in the process of building positions for the long-term, a focus on the value proposition for each stock selection is crucial in these periods.

2012 Semi-Annual Report 1

One of the largest contributors to the Fund's performance was CoreLogic (CLGX). This Southern California based company is the leading provider of real estate data, analytics and services to banks, mortgage lenders, real estate professionals, and insurance companies. The apparent recovery in residential real estate, market share gains, and solid expense management drove strong operating results. The company's willingness to explore strategic options also highlighted the company's valuable data assets which are unique in the industry. However, the company's rapid price appreciation during the quarter exceeded our conservative calculation of intrinsic value which does not take into account a continued and sustained advance in residential real estate, which the stock price seemed to be implying. The stock position was sold in September after achieving a 62.3% gain from purchase.

Another significant gainer was Callon Petroleum (CPE). Callon is a Mississippi based energy company with operations in the Permian Basin in West Texas and offshore as well. The company has steady cash flow producing properties in the Gulf of Mexico and that cash is being redeployed to higher return, higher growth areas in West Texas. An increase in oil prices during the quarter helped, but Callon's extreme undervaluation as well as its enviable balance sheet made it a successful stock. The portfolio position was trimmed in September but a base 2% position is still being held as the value of the company per share still exceeds its current price. Also, the company maintains about 1/3rd of its production tied to natural gas, in which a long-term bullish story can be made.

Another big gainer worth mentioning was Potlatch (PCH), a timberland REIT that owns and manages forest land in Idaho, Arkansas, and Minnesota. Potlatch operates 3 separate business lines: the harvesting and selling of timber and sawlogs; manufacturing lumber and plywood; and real estate, which includes the sale of non-core timber land and recreational leases. The company converted to REIT status back in 2006 to lower its cost of capital and simplify its tax structure. Potlatch offered a 3.9% dividend yield at purchase (since reduced to 3.3% due to stock appreciation) and provided a relatively safe play on housing starts which remain significantly below long-term averages. This also might fit the need for inflation protection in the portfolio in case the negative effects of quantitative easing should ever come to fruition. Hard assets traditionally fit this mold, and you know what they say about land.

Several detractors in the portfolio include an education company and a company that makes a consumer product that many people purchase but hope they never have to use. Lincoln Educational Services (LINC) is a for-profit education provider that offers diplomas and degrees for working adults in healthcare, information technology, automotive technology and skilled trades. The for-profit college industry has been under attack for both political reasons and the exposure of bad marketing practices among certain industry participants. Although this country has come to realize that not everyone may need a college degree to be successful in life and that it often does not make financial sense, there are many areas in which advanced degrees and certifications provide a much needed career boost to working adults. They will not, or cannot get this economic enhancement at a Harvard or Stanford level educational institution and the for-profit college industry fills a vital and much needed role in advancing America's higher education standards. Lincoln, which has a stellar balance sheet and a relatively strong reputation in the industry, experienced a 75% stock decline from its peak in 2010. Timing the exact bottom is rarely the strong suit of a long-term value investor and the stock continued to drift lower throughout much of 2012. As of September 30 the stock was trading at about 2/3rd of tangible book value, 2.5x EBITDA and significantly below our DCF estimate of approximately $8.00.

The other disappointing stock was LoJack Corporation (LOJN). A leading automotive protection brand for over 25 years, LoJack has yet to recover from pre-recession levels. The company still dominates the auto theft recovery market as GPS solutions have not proven to be effective as they do not function properly in fortified indoor locations, which is where the vast majority of stolen cars end up, usually in chop shops. LoJack unit volume growth roughly tracks the sales of new cars in America, which has recently been a positive development for the company. However its international operations declined 30% in the most recent quarter, largely due to its European exposure and the ongoing economic crisis in that market. A large pesky lawsuit from a former

2012 Semi-Annual Report 2

licensee in Brazil has also hung over the stock as the company awaits various court and arbitration decisions. Also, the company has begun to diversify away from the core auto business by providing theft recovery solutions for items such as cargo containers and laptops. They even have a promising new bracelet type technology that tracks and rescues people with cognitive disorders, such as Alzheimer's, autism and dementia. At recent prices, the enterprise value of LoJack is close to zero because of its low stock price and high net cash position. Even accounting for an unexpected large lawsuit settlement, the EV would be significantly too low to account for its dominant competitive position and potential earnings power when both the European and domestic economies fully recover. Nonetheless, we remain committed to the position as we believe it is undervalued.

Portfolio - Top 15 Holdings as of September 30, 2012

Security	% of Net Assets
R.R. Donnelley	2.94%
Callaway Golf	2.81%
Harsco Corp.	2.80%
Potlatch Corp.	2.61%
Duff & Phelps Corp.	2.61%
WMS Industries	2.59%
Crane Co.	2.59%
LoJack Corp	2.56%
Miller Industries	2.52%
IEC Electronics Corp.	2.46%
Owens & Minor Inc.	2.45%
Washington Post Co.	2.45%
Global Ship Lease, Inc.	2.44%
GameStop Corp.	2.43%
DreamWorks Animation	2.43%

A few of the positions that were increased in size included Callaway Golf (ELY) and WMS Industries (WMS).

Callaway Golf is one of the top 5 manufacturers of golf clubs and balls worldwide. A history of management missteps, lack of product focus, missed sponsorship opportunities, and operating losses combined with a difficult consumer discretionary spending environment has brought the stock from a high of $18.00 at the end of 2007 to the $6.00 range today. Key sponsors such as Phil Mickelson and Ernie Els are still playing great golf, but are nearing the twilight of their careers and they do not generate the excitement and awareness needed for young golfers to get excited about the brand (however the recent PGA Tour win by Callaway player Tommy "Two-Gloves" Gainey on October 21st might bode well for the company). A renewed focus and successful turnaround was needed and so entered new CEO Oliver "Chip" Brewer in March of this year. Chip Brewer was formerly CEO of Adams Golf who achieved great success in growing that brand through focused marketing and product innovation before selling the company to TaylorMade in early 2012. Despite the recent difficulties at Callaway, the company still sells almost $1 billion in golf products annually. We believe that a modest recovery of both margins and product excitement could produce stock values significantly above $6.00 per share according to our calculations. The CEO has a very low handicap and a passion for the game of golf that perhaps was missing in recent top executives at the company. We fully expect his handicap to increase significantly as he works overtime and dedicates himself to restoring this once illustrious golf brand.

WMS Industries is the 3rd largest player in the slot machine manufacturing industry and traces its roots back to 1943 when its founder, Harry Williams, was an innovator in pinball machines and invented the tilt mechanism. We believe this is a very undervalued stock and has outstanding growth potential. A full write up of company can be found on the Fund website.

2012 Semi-Annual Report 3

Commentary

I don't recall whether it was Seth Klarman or Warren Buffett (or perhaps someone else) who first applied the baseball analogy to value investing in terms of waiting for a fat pitch. A long-term oriented investor should be playing a baseball game where no strikes and no balls are being called. Instead, the batter allows hundreds of pitches to fly by, pitches that many, or most batters (investors) would swing at. Value investors study each pitch and are not swayed by what other batters are swinging at, even though others may occasionally hit home runs. They wait, and wait, (and sometimes wait even more) for that right opportunity - one that is a great business, is very undervalued, and run by great people. The pressures on institutional investors are immense as they are often compelled to swing and swing in order to meet requirements that they stay fully invested, or are under pressure to beat a benchmark or index. The 32.6% trailing one year gain in the small cap value index has left the bat on my shoulder quite a bit lately - but my vision is more acute than ever. The small cap universe is relatively large with thousands of companies crossing the plate every day, and the payoff of swinging at an easy pitch can be immense. For example, what happens when a company rejects a $20 buyout offer because they felt the offer was too low, and then subsequently buys a big chunk of their own stock at $20, and the stock then falls below $14? All without the business story materially changing. Or how about an industry leader selling below tangible book value and still generating a return on capital well above its cost of capital. Those pitches are only halfway to the plate but at least my bat is off the shoulder in some of these games.

Other Items

The Fund continues to be added to distribution platforms making it more accessible to investment advisors and individual investors. For those of you who have invested so far, thank you for investing and your continued interest.

Tom Kerr, CFA
Portfolio Manager
October 25, 2012

w) 310-963-8009                       f) 818-530-9238                                    www.rockypeakfunds.com

Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investors should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling us toll-free at 1-888-505-0865. The prospectus should be read carefully before investing.

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. There can be no assurance that the Fund will be successful in meeting its objectives. Investment in the fund is also subject to market risk, investment style risk, investment advisor risk, market sector risk, equity securities risk, portfolio turnover risk, and the risk associated with investing in small companies. More information about these risks and other risks can be found in the Fund's prospectus. As of September 30, 2012, CoreLogic, Callon Petroleum, Potlatch Corp, Lincoln Educational Services, LoJack Corporation, Callaway Golf, and WMS Industries represented 0.0%, 1.83%, 2.61%, 2.25%, 2.56%, 2.81% and 2.59% of the Fund’s net assets, respectively. The Fund's distributor is Rafferty Capital Markets, LLC, which is not affiliated with the Fund or the adviser.

2012 Semi-Annual Report 4

ROCKY PEAK SMALL CAP VALUE FUND (Unaudited)

                                        ROCKY PEAK SMALL CAP VALUE FUND
                                              by Sectors (as a percentage of Net Assets)

                  * Net Cash represents cash equivalents and liabilities in excess of other assets.

Availability of Quarterly Schedule of Investments
(Unaudited)

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC's Web site at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines
(Unaudited)

Rocky Peak Capital Management, LLC, the Fund’s investment advisor (“Advisor”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.rockypeakfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-505-0865). This information is also available on the SEC’s website at http://www.sec.gov.

2012 Semi-Annual Report 5

Disclosure of Expenses
(Unaudited)

Shareholders of this Fund incur ongoing costs, consisting of management fees and other Fund expenses. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 2, 2012 to September 30, 2012.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period." The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	April 2, 2012 to
	April 2, 2012	September 30, 2012	September 30, 2012

Actual	$1,000.00	$995.00	$7.36*

Hypothetical**	$1,000.00	$1,017.65	$7.49
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the partial period).

** The hypothetical example is calculated assuming that the Fund has been in opera tion for the full six-month period from April 1, 2012 to September 30, 2012. As a result, expenses shown in this row are equal to the Fund’s annualized expense ratio of 1.48%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2012 Semi-Annual Report 6

Rocky Peak Small Cap Value Fund

		Schedule of Investments
		September 30, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Aircraft
515	AeroVironment, Inc. *	$12,079	2.09%
Cement, Hydraulic
275	Texas Industries, Inc. *	11,179	1.93%
Commercial Printing
1,605	R.R. Donnelley & Sons Company	17,013	2.94%
Converted Paper & Paperboard Prods (No Containers/Boxes)
800	Sealed Air Corporation	12,368	2.14%
Crude Petroleum & Natural Gas
535	Bill Barrett Corporation *	13,252
1,725	Callon Petroleum Company *	10,609
1,250	EXCO Resources, Inc.	10,012
		33,873	5.85%
Deep Sea Foreign Transportation of Freight
4,150	Global Ship Lease, Inc. Class A * (United Kingdom)	14,152	2.44%
Electronic Components & Accessories
1,265	AVX Corporation	12,131	2.10%
Engines & Turbines
630	Briggs & Stratton Corporation	11,762	2.03%
Fabricated Structural Metal Products
790	Harsco Corporation	16,219	2.80%
Fats & Oils
1,275	Omega Protein Corporation *	8,747	1.51%
General Industrial Machinery & Equipment, NEC
760	Altra Holdings, Inc.	13,832
375	Crane Co.	14,974
		28,806	4.98%
Insurance Carriers, NEC
1,675	Hallmark Financial Services, Inc. *	13,635	2.36%
Investment Advice
670	Federated Investors, Inc.	13,862	2.39%
Life Insurance
930	Symetra Financial Corporation	11,439	1.98%
Miscellaneous Food Preparations & Kindred Products
630	Diamond Foods, Inc.	11,857	2.05%
Miscellaneous Manufacturing Industries
915	WMS Industries Inc. *	14,988	2.59%
Motor Vehicle Parts & Accessories
6,575	LoJack Corporation *	14,794
800	Superior Industries International, Inc.	13,672
		28,466	4.92%
Oil & Gas Field Exploration Services
1,000	Flotek Industries, Inc. *	12,670	2.19%
Paper Mills
405	Potlatch Corporation	15,135	2.61%
Printed Circuit Boards
2,100	IEC Electronics Corp.	14,238	2.46%
Retail - Computer & Computer Software Stores
670	GameStop Corp.	14,070	2.43%
Retail - Radio, TV & Consumer Electronics Stores
5,300	RadioShack Corporation	12,614	2.18%

* Non-Income Producing Securities. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 7

Rocky Peak Small Cap Value Fund

		Schedule of Investments
		September 30, 2012 (Unaudited)
Shares/Principal Amount		Fair Value	% of Net Assets
COMMON STOCKS
Services - Business Services, NEC
910	Sykes Enterprises, Incorporated *	$12,230	2.11%
Services - Computer Integrated Systems Design
500	ManTech International Corporation	12,000	2.07%
Services - Direct Mail Advertising Services
2,025	Harte-Hanks, Inc.	14,033	2.42%
Services - Educational Services
3,100	Lincoln Educational Services Corporation	13,020
39	The Washington Post Company	14,158
		27,178	4.70%
Services - Management Consulting Services
1,110	Duff & Phelps Corporation	15,107	2.61%
Services - Motion Picture & Video Tape Production
730	DreamWorks Animation SKG Inc.	14,038
1,225	World Wrestling Entertainment, Inc.	9,861
		23,899	4.13%
Sporting & Athletic Goods, NEC
2,650	Callaway Golf Company	16,271	2.81%
Sugar & Confectionery Products
725	Rocky Mountain Chocolate Factory, Inc.	9,178	1.59%
Telephone & Telegraph Apparatus
5,375	Westell Technologies, Inc. *	11,502	1.99%
Truck & Bus Bodies
910	Miller Industries, Inc.	14,605	2.52%
Wholesale - Electronic Parts & Equipment, NEC
980	Richardson Electronics, Ltd.	11,633	2.01%
Wholesale - Medical, Dental & Hospital Equipment & Supplies
475	Owens & Minor, Inc. *	14,193	2.45%
Wholesale - Miscellaneous Nondurable Goods
915	Central Garden & Pet Company	11,054
300	The Scotts Miracle-Gro Company	13,041
		24,095	4.16%
Total for Common Stock (Cost $549,587)		547,227	94.54%
MONEY MARKET FUNDS
85,327	Fidelity Governmental Fund 57 0.01% **	85,327	14.74%
	(Cost $85,327)
Total Investment Securities		632,554	109.28%
	(Cost $634,914)
Liabilities In Excess of Other Assets		(53,721)	-9.28%
Net Assets		$578,833	100.00%

* Non-Income Producing Securities.
** Variable Rate Security; The Yield Rate shown represents the 7-day yield at September 30, 2012.
The accompanying notes are an integral part of these
financial statements.

2012 Semi-Annual Report 8

Rocky Peak Small Cap Value Fund

Statement of Assets and Liabilities (Unaudited)
September 30, 2012

Assets:
Investment Securities at Fair Value	$632,554
(Cost $634,914)
Dividends and Interest Receivable	218
Total Assets	632,772
Liabilities:
Payable for Investments Purchased	53,270
Management Fees Payable	452
Service Fees Payable	217
Total Liabilities	53,939
Net Assets	$578,833

Net Assets Consist of:
Paid In Capital	$568,654
Accumulated Undistributed Net Investment Income	1,428
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	11,111
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	(2,360)
Net Assets, for 58,192 Shares Outstanding	$578,833
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($578,833/58,192 shares)	$9.95
Redemption Price * ($9.95 x 0.98) (Note 2)	$9.75

Statement of Operations (Unaudited)
For the period April 2, 2012* through September 30, 2012

Investment Income:
Dividends	$4,466
Interest	3
Total Investment Income	4,469
Expenses:
Management Fees (Note 4)	2,055
Service Fees (Note 4)	986
Total Expenses	3,041

Net Investment Income/(Loss)	1,428

Realized and Unrealized Gain/(Loss) on Investments:
Realized Gain/(Loss) on Investments	11,111
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(2,360)
Net Realized and Unrealized Gain/(Loss) on Investments	8,751

Net Increase/(Decrease) in Net Assets from Operations	$10,179

* The Fund commenced operations on April 2, 2012. The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 9

Rocky Peak Small Cap Value Fund

Statement of Changes in Net Assets	(Unaudited)
	4/2/2012*
	to
	9/30/2012
From Operations:
Net Investment Income/(Loss)	$1,428
Net Realized Gain/(Loss) on Investments	11,111
Change in Net Unrealized Appreciation/(Depreciation)	(2,360)
Increase/(Decrease) in Net Assets from Operations	10,179
From Distributions to Shareholders:
Net Investment Income	-
Net Realized Gain from Security Transactions	-
Change in Net Assets from Distributions	-
From Capital Share Transactions:
Proceeds From Sale of Shares	568,654
Proceeds From Redemption Fees (Note 2)	-
Shares Issued on Reinvestment of Dividends	-
Cost of Shares Redeemed	-
Net Increase/(Decrease) from Shareholder Activity	568,654
Net Increase/(Decrease) in Net Assets	578,833
Net Assets at Beginning of Period	-
Net Assets at End of Period (Including Accumulated Undistributed Net
Investment Income of $1,428)	$578,833
Share Transactions:
Issued	58,192
Reinvested	-
Redeemed	-
Net Increase in Shares	58,192
Shares Outstanding Beginning of Period	-
Shares Outstanding End of Period	58,192

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	4/2/2012*
	to
	9/30/2012
Net Asset Value -
Beginning of Period	$10.00
Net Investment Income/(Loss) (a)	0.03
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(0.08)
Total from Investment Operations	(0.05)
Distributions (From Net Investment Income)	-
Distributions (From Realized Capital Gains)	-
Total Distributions	-
Proceeds from Redemption Fee (Note 2)	-
Net Asset Value -
End of Period	$9.95
Total Return (c)	(0.50)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$579
Ratio of Expenses to Average Net Assets	1.48%	***
Ratio of Net Investment Income (Loss) to Average Net Assets	0.69%	***
Portfolio Turnover Rate	10.73%	**

* Commencement of Operations. ** Not Annualized. *** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2012 Semi-Annual Report 10

NOTES TO FINANCIAL STATEMENTS
ROCKY PEAK SMALL CAP VALUE FUND
September 30, 2012
(Unaudited)

1.) ORGANIZATION:
Rocky Peak Small Cap Value Fund (the "Fund") was organized as a non-diversified series of the PFS Funds (the "Trust") on March 9, 2012. The Trust was established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, which was amended and restated January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of September 30, 2012, there were nine series authorized by the Trust. The Fund commenced operations on April 2, 2012. The investment advisor to the Fund is Rocky Peak Capital Management, LLC (the “Advisor”). The Fund’s investment objective is to seek long-term capital appreciation.

2.) SIGNIFICANT ACCOUNTING POLICIES:
SECURITY VALUATION:
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES:
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s initial tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period April 2, 2012 through September 30, 2012, the Fund did not incur any interest or penalties.

SHARE VALUATION:
The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed after holding them for 90 days or less. During the period April 2, 2012 through September 30, 2012, proceeds from redemption fees amounted to $0.

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

2012 Semi-Annual Report 11

Notes to Financial Statements (Unaudited) - continued

USE OF ESTIMATES:
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

OTHER:
The Fund records security transactions based on the trade date. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic and political developments in a specific country or region. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

ORGANIZATIONAL & OFFERING EXPENSES:
All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Advisor and will not be borne by the Fund.

EXPENSES:
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each fund’s relative net assets or an appropriate basis.

3.) SECURITIES VALUATIONS:
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (including common stocks). Equity securities are carried at fair value. The market quotation used for common stocks, including those listed on the NASDAQ National

2012 Semi-Annual Report 12

Notes to Financial Statements (Unaudited) - continued

Market System, is the last sale price on the date on which the valuation is made or, in the absence of sales, at the closing bid price. Over-the-counter securities will be valued on the basis of the bid price at the close of each business day. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security. When the security position is not considered to be part of an active market or when the security is valued at the bid price, the position is generally categorized as level 2. When market quotations are not readily available, when the Advisor determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Shares of money market funds are valued at a net asset value of $1.00 and are classified in level 1 of the fair value hierarchy.

Fixed income securities. Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. When prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor, subject to review of the Trustees. Short-term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation. Generally, fixed income securities are categorized as level 2.

In accordance with the Trust's good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no standard procedure for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of September 30, 2012:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$547,227	$0	$0	$547,227
Money Market Funds	85,327	0	0	85,327
Total	$632,554	$0	$0	$632,554

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the period April 2, 2012 through September 30, 2012. There were no transfers into or out of the levels during the period April 2, 2012 through September 30, 2012. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT:
The Fund has entered into an investment advisory agreement (“Management Agreement”) with the Advisor. The Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Advisor receives an investment management fee equal to 1.00% of the average daily net assets of the Fund.

Under the Services Agreement the Advisor receives an additional fee of 0.48% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees

2012 Semi-Annual Report 13

Notes to Financial Statements (Unaudited) - continued

and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the period April 2, 2012 through September 30, 2012, the Advisor earned management fees totaling $2,055 and service fees totaling $986. As a result of the advisory fees and services fees, as of September 30, 2012, the Fund owed the Advisor $669.

5.) RELATED PARTY TRANSACTIONS:
A control person, Jeffrey R. Provence, of Premier Fund Solutions, Inc. (the “Administrator”) also serves as trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Advisor.

The Trustees who are not interested persons of the Fund were each paid a total of $500 in Trustee fees plus travel and related expenses for the period April 2, 2012 through September 30, 2012 for the Fund. Under the Management Agreement, the Advisor pays these fees.

6.) CAPITAL SHARES:
The Trust is authorized to issue an unlimited number of shares of beneficial interest for the Fund. Paid in capital for the Fund at September 30, 2012 was $568,654 representing 58,192 shares outstanding.

7.) PURCHASES AND SALES OF SECURITIES:
For the period April 2, 2012 through September 30, 2012, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $575,449 and $36,973, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) SECURITY TRANSACTIONS:
For Federal income tax purposes, the cost of investments owned at September 30, 2012 was $634,914. At September 30, 2012, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation (Depreciation)
$32,095	($34,455)	($2,360)

9.) CONTROL OWNERSHIP:
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of September 30, 2012, Tom Kerr located at 3935 Poppyseed Place, Calabasas, California, beneficially held, in aggregate, 26.07% of the Fund and therefore may be deemed to control the Fund. Tom Kerr is the control person of the Advisor.

10.) DISTRIBUTIONS TO SHAREHOLDERS:
There were no distributions paid during the period April 2, 2012 through September 30, 2012.

2012 Semi-Annual Report 14

ADDITIONAL INFORMATION
September 30, 2012
(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On March 9, 2012, the Board of Trustees (the “Board” or the “Trustees”) considered the approval of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust and Rocky Peak Capital Management, LLC (the “Advisor” or “Rocky Peak”). The Board discussed the arrangements between the Advisor and the Trust with respect to the Rocky Peak Small Cap Value Fund (the "Rocky Peak Fund"). The Board reflected on its discussions with the Advisor regarding the proposed Advisory Agreement and the manner in which the Fund was to be managed. Legal counsel referred the Board to the Meeting Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Advisory Agreement, a letter dated February 16, 2012 from Counsel to Rocky Peak and its respective responses thereto, a copy of its financial related information, a copy of its Form ADV, and a fee comparison analysis of the Rocky Peak Fund and comparable mutual funds as of December 31, 2011. Legal Counsel then reviewed with the Board the memorandum from Counsel and the proposed Advisory Agreement and outlined the various factors the Board should consider in deciding whether to approve the Advisory Agreement.

In reviewing the Advisory Agreement, the Board considered and evaluated the following factors: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the investment performance of the Fund and the Advisor; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the Fund grows; and (v) possible conflicts of interest.

1. The nature, extent, and quality of the services to be provided by Rocky Peak. In this regard, the Board considered the responsibilities of Rocky Peak under the Advisory Agreement. The Board reviewed the services to be provided by Rocky Peak to the prospective Rocky Peak Fund including, without limitation, the procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; the efforts of Rocky Peak during the Fund's start-up phase, its coordination of services for the Fund among the service providers, and the anticipated efforts of Rocky Peak to promote the Fund and grow assets. The Board considered: Rocky Peak's staffing, personnel, and methods of operating; the education and experience of its personnel; and its compliance programs, policies, and procedures. After reviewing the foregoing and further information from the Rocky Peak, the Board concluded that the quality, extent, and nature of the services to be provided by Rocky Peak was satisfactory and adequate for the Fund.

2. Investment Performance of the Rocky Peak Fund and Rocky Peak. The Board noted that the Rocky Peak Fund had not commenced operations and thus did not have investment performance information to review. The Board discussed performance return information for similar funds for the one year period ended December 31, 2011.

3. The costs of the services to be provided and profits to be realized by Rocky Peak from the relationship with the Fund. In this regard, the Board considered: the financial condition of Rocky Peak and the level of commitment to the Rocky Peak Fund by Rocky Peak's principals; Rocky Peak's payment of startup costs for the Fund; the projected asset levels of the Fund; and the overall anticipated expenses of the Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for Rocky Peak managing the Fund. The Board compared the expected fees and expenses of the Rocky Peak Fund (including the advisory fee) to other funds comparable to it in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the advisory fee payable to Rocky Peak under the proposed Investment Advisory Agreement, while not the highest in the respective category of the Fund, was slightly above average in the respective categories. Based on estimated asset levels for the Fund, the Board observed that any anticipated profits to Rocky Peak were reasonable. The Board also determined that these advisory fees were within an acceptable range in light of the services to be rendered by Rocky Peak. The Board also considered that the Rocky Peak Fund's anticipated expense ratio was generally comparable to those of similar funds. In light of the obligation of Rocky Peak to assume most of the operational expenses of the Fund, the Board also determined

2012 Semi-Annual Report 15

Additional Information (Unaudited) - continued

that the overall fee arrangements for Rocky Peak with respect to the Fund were fair and reasonable. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Rocky Peak were fair and reasonable.

4. The extent to which economies of scale would be realized as the Rocky Peak Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Fund's investors. In this regard, the Board considered the Rocky Peak Fund's fee arrangements with Rocky Peak. The Board noted that the advisory fee would stay the same as asset levels increased, although it noted that under a Service Agreement, Rocky Peak was obligated to pay certain of the Fund's operating expenses which had the effect of limiting the overall fees paid by the Fund. It was noted that Rocky Peak would consider reducing the advisory fee level once the Fund's assets reached a level that anticipated certain economies of scale. Following further discussion of the Fund's projected asset levels, expectations for growth, and levels of fees, the Board determined that the Fund's fee arrangement with Rocky Peak was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Rocky Peak.

5. Possible conflicts of interest. In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund; the method for bunching of portfolio securities transactions; the substance and administration of Rocky Peak's Code of Ethics and other relevant policies described in Rocky Peak's Form ADV. Following further consideration and discussion, the Board indicated that Rocky Peak's standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory.

Next, the Independent Trustees met in executive session with Counsel to discuss the approval of the Advisory Agreement. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Board’s consensus (including a majority of the independent Trustees) that the fees to be paid to the Advisor, pursuant to the Advisory Agreement, were reasonable, that the overall arrangement provided under the terms of the Advisory Agreement was a reasonable business arrangement, and that the approval of the Advisory Agreement was in the best interest of the Fund's shareholders.

2012 Semi-Annual Report 16

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2012 Semi-Annual Report 17

Board of Trustees
Thomas H. Addis III
Allen C. Brown
George Cossolias, CPA
Jeffrey R. Provence
Ross C. Provence

Investment Advisor
Rocky Peak Capital Management, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member of The 1940 Act Law GroupTM

Custodian
US Bank N.A.

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

Distributor
Rafferty Capital Markets, LLC

This report is provided for the general information of the shareholders of the Rocky
Peak Small Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

ROCKY PEAK SMALL CAP VALUE FUND
3935 Poppyseed Place
Calabasas, California 91302

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 12/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 12/6/12

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 12/6/12